UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2010

St. Joseph Bancorp, Inc. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-53573 (Commission File No.)	26-3616144 (I.R.S. Employer Identification No.)

1901 Frederick Avenue, St. Joseph, Missouri (Address of Principal Executive Offices)		64501 (Zip Code)

Registrant’s telephone number, including area code:		(816) 233-5148

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 3, 2010 the Board of Directors of St. Joseph Bancorp, Inc. (the “Company”) announced that it had authorized a stock repurchase program.  The press release announcing the repurchase program is attached as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits.

The following exhibit is attached as part of this report:

	Exhibit 99	Press Release of St. Joseph Bancorp, Inc. dated December 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ST. JOSEPH BANCORP, INC.

DATE: December 3, 2010	By:	/s/ Ralph E. Schank
Ralph E. Schank President and Chief Executive Officer